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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): January 28, 1999



                              Diebold, Incorporated
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             (Exact name of registrant as specified in its charter)



            Ohio                       1-4879             34-0183970
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(State or other jurisdiction         (Commission)        (IRS Employer
      of incorporation)              File Number)       Identification No.)

5995 Mayfair Road, P.O. Box 3077,                                44720-8077
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North Canton, Ohio                                               (Zip Code)
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(Address of principal executive offices)



Registrant's telephone number, including area code: (330)490-4000
                                                     -----------------

                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.
         -------------

         On January 28, 1999, the Directors of Diebold, Incorporated (the "Company") declared a dividend distribution of one right (a "Right") for each Common Share, par value $1.25 per share (the "Common Shares"), of the Company outstanding at the close of business on February 11, 1999 (the "Record Date"), pursuant to the terms of a Rights Agreement, dated as of February 11, 1999 (the "Rights Agreement"), between the Company and The Bank of New York, as Rights Agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company's treasury after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is filed as Exhibit
4.1 to the Company's Registration Statement on Form 8-A dated February 2, 1999 and incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

         (a)      Financial Statements of Business Acquired:  N/A
                  ------------------------------------------

         (b)      Pro Forma Financial Information:  None
                  --------------------------------  ----

         (c)      Exhibits:
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                  Exhibit
                  Number   Exhibit
                  ------   -------

                  4.1 Rights Agreement (including a Form of Certificate of Adoption of Amendment as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto), incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form 8-A filed February 2, 1999

                  99.1 Form of letter to stockholders, dated February, 1999, incorporated by reference to Exhibit 99.1 to the Company's Registration Statement on Form 8-A filed February 2,1999

                  99.2     Press Release, dated January 28, 1999


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    DIEBOLD, INCORPORATED



                                    By: /s/ Gerald F. Morris
                                           Name: Gerald F. Morris
                                           Title: Executive Vice President
                                                  and Chief Financial
                                                  Officer


Dated: February 2, 1999

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                                INDEX TO EXHIBITS




        EXHIBIT
        NUMBER          Exhibit
        ------          -------

          4.1 Rights Agreement (including a Form of Certificate of Adoption of Amendment as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto), incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form 8-A filed February 2, 1999

         99.1 Form of letter to stockholders, dated February, 1999, incorporated by reference to Exhibit 99.1 to the Company's Registration Statement on Form 8-A filed February 2,1999

         99.2           Press Release, dated January 28,1999





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